Putnam
Global Natural
Resources
Fund

SEMIANNUAL REPORT

February 28, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Low oil and gold prices and the predicted infrastructure-related resource requirements of emerging economies over the coming decade, especially in China, offer compelling opportunities within the natural resources sector."

                                 -- Jeanne L. Mockard, manager
                                    Putnam Global Natural Resources Fund

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

16 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Based on the worldwide emphasis on expanding and modernizing plant, equipment, and infrastructure, the potential global demand for natural resources has rarely been higher. Thus it would be logical to conclude that the somewhat disappointing performance of the natural resources sector during the first half of fiscal 1998 was linked to such transitory events as the Asian currency crisis and ensuing market turmoil and does not reflect the sector's true potential.

In large measure, that was indeed the case, concludes Putnam Global Natural Resources Fund Manager Jeanne Mockard in the following report. Other negatives included the persistently stagnant Japanese economy and a wait-and-see approach to capital spending on the part of U.S. and European businesses.

Jeanne believes, however, that this situation should prove to be relatively short lived and that economic growth over the next decade, especially in developing economies, should create unprecedented demand for the products and services provided by the companies in which your fund invests.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
April 15, 1998



Report from the Fund Manager
Jeanne L. Mockard

Over the six months ended February 28, 1998, Putnam Global Natural Resources Fund's strategy was shaped by the premise that as developing nations continue to industrialize their economies and modernize their infrastructures, the demand for natural resources will continue to grow. The companies in which your fund invests base their earnings on activities that create a need for energy, chemicals, minerals, metals, and other natural resources. Continuing global initiatives in telecommunications, road and bridge building, and housing and commercial construction are ensuring that the fund's focus is securely based in economic reality.

Despite the potential offered by these opportunities, however, performance over the first half of fiscal 1998 has declined slightly. We attribute this to the regional turmoil in Asia, a stagnant Japanese economy, and relatively buoyant but increasingly nervous economies in Europe and the United States as these economies wait to determine the spillover effect from Asia's downturn. For the semiannual period, your fund's class A shares returned - 0.57% at net asset value and - 6.28% at public offering price. For complete performance results, please refer to the summary that begins on page 9.

* GLOBAL EMPHASIS PROVIDES ADDED DIVERSIFICATION

The fund's portfolio remains heavily invested in shares of multinational companies with a global reach. Many of these companies, such as Mobil, Du Pont, and Exxon, are household names. Others, including Coastal Corp., a gas pipeline company, and Barrick Gold Corporation may be less well known but are leading-edge, specialized companies with dominant positions and significant competitive advantages in their respective product areas. Despite the temporary derailing of Asia's economic growth, these companies, because of the global nature of their activities, have produced generally solid returns. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Your fund has historically favored stocks of multinational companies because we've found that when a company's business is spread over different countries or regions, an economic downturn in one area can be balanced, or smoothed, by strong earnings performance in others. At times, a local economic downturn can actually lead to increased profitability for the company as local production costs decline while accrued product demand remains strong in many other countries. We saw this happen to some degree with the recent downturn in Asian economies. As oil production costs declined, demand continued to be strong, leading to larger profits. Continued implementation of corporate cost-cutting measures, in part a reaction to lower profit margins, has also helped to keep the multinationals healthy.

* OIL POSITION INCREASED TO TAKE ADVANTAGE OF BUYING OPPORTUNITIES

Since the beginning of the current fiscal year, it's fair to say that everything that could go wrong in the oil market probably did. But this is not necessarily dire news for the fund, since the recent developments have created opportunities that we are working to exploit. Last November, OPEC raised the oil production quota by 10%, the increase in supply contributing to a drop in prices. Iraq was also permitted to sell more oil on the world market, causing an additional falloff in the price per barrel. Finally, warmer-than-usual winter weather has led to lighter demand. As a result, oil prices during the period reached a four-year low and were expected to head slightly lower still before beginning to rebound. We therefore have been adding to the fund's weighting in oil and gas, increasing it to an overweighting in oil of about 3% relative to the fund's benchmark index.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Oil and gas               30.4%

Oil services              13.9%

Metals and mining         10.0%

Chemicals                  9.5%

Gas pipelines              7.4%

Footnote reads:
*Based on net assets as of 2/28/98. Holdings will vary over time.

We expect oil prices to begin rising in the medium term, and we believe our recent oil and gas sector share purchases should benefit the fund as a result. History tells us that should the cost per barrel fall below desirable levels, OPEC will take steps to reduce supply in order to drive prices back up. With the per-barrel price conceivably headed for a 10-year low, OPEC may be close to acting. In addition, while oil extraction technology has been advancing, oil exploration has not been keeping pace, increasing the depletion rate. The latter has adverse implications for future supply as well as accompanying positive implications for a price turnaround and rising share prices.

With the exception of the smaller Coastal Corp., the fund's oil and gas holdings remained in large U.S. and European multinationals. These include Schlumberger, Atlantic Richfield, Mobil, Amoco, Exxon, and Royal Dutch Petroleum. These are the companies that we believe have the global reach and the market power to navigate their way successfully through a low-price environment and to take quick advantage, should prices begin to rise again.

* CHEMICAL HOLDINGS TRIMMED; PAPER EMPHASIS UP

With a number of new chemical plants scheduled to come online during the coming year, we reduced the fund's holdings in this industry group, primarily by eliminating holdings in Dow Chemical. We retained holdings in Du Pont, however, based on the company's solid fundamentals, aggressive cost cutting, and proven ability to retain a competitive edge by continually bringing innovative products to market.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Schlumberger, Ltd.
Oil services

Atlantic Richfield Co.
Oil and gas

Mobil Corp.
Oil and gas

Amoco Corp.
Oil and gas

E.I. du Pont de Nemours & Co., Ltd.
Chemicals

Royal Dutch Petroleum Co.
Oil and gas

Exxon Corp.
Oil and gas

Barrick Gold Corp.
Mining and metals

PPG Industries, Inc.
Chemicals

Baker Hughes, Inc.
Oil services

Footnote reads:
These holdings represent 30.2% of the fund's net assets as of 2/28/98. Portfolio holdings will vary over time.

Last year we took advantage of the fund's ability to shift in and out of different natural resources industries as the need arose by increasing the fund's investment in paper and forest products. Prices of paper, pulp, and packaging products have remained firm. We continued to invest in this sector during this period, maintaining a slightly overweight position in paper stocks.

* METALS AND MINING OFFER RENEWED POTENTIAL

We increased the fund's holdings in metals and mining stocks, primarily in the gold sector, in response to opportunities. Gold had a disastrous year in 1997 with some gold funds having to close their doors. As this report was being written, gold prices were at or near historic lows. However, just as OPEC intervenes to keep oil prices from collapsing, many central banks support gold prices, acting independently to protect the value of their own gold and gold-backed assets. For this reason, we do not believe that gold will go much lower than it already has, and we have accordingly increased the fund's gold holdings from last year's 8% of net assets to 10% at the close of the period. Based on sound fundamentals and its performance over the course of a difficult year, we remain invested in Barrick Gold Corporation.

* STRONG LONG-TERM OUTLOOK

With oil at or near historic price lows, we believe the fund is well positioned to benefit from recovery in this sector. Furthermore, despite the current economic difficulties in Asia, economic growth in the region over the next decade should create unprecedented demand for all the natural resources required for infrastructure development. We will continue to monitor global natural resources usage in order to detect appropriate, diversified investment opportunities and will continue to take advantage of the stocks of multinational resource-related companies.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 2/28/98, there is no guarantee the fund will continue to hold these securities in the future. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors. International investing involves certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Natural Resources Fund is designed for investors seeking capital appreciation through stocks of companies in the energy and natural resources industries. Current income is only an incidental consideration.

TOTAL RETURN FOR PERIODS ENDED 2/28/98

                          Class A          Class B           Class M
(inception date)         (7/24/80)         (2/1/94)          (7/3/95)
                        NAV     POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
6 months              -0.57   -6.28%   -0.92%   -5.53%   -0.83%  -4.31%
------------------------------------------------------------------------------
1 year                15.63    8.99    14.79     9.79    15.02   10.98
------------------------------------------------------------------------------
5 years               83.02   72.53    76.34    74.34    78.44   72.24
Annual average        12.85   11.53    12.01    11.76    12.28   11.49
------------------------------------------------------------------------------
10 years             204.14  186.66   180.63   180.63   187.54  177.46
Annual average        11.77   11.11    10.87    10.87    11.14   10.74
------------------------------------------------------------------------------
Life of fund         255.71  235.21   205.69   205.69   219.55  208.46
Annual average         7.48    7.11     6.55     6.55     6.82    6.61
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 2/28/98

                                          Standard     Lipper Natural
                                           & Poor's      Resources
                                          500 Index       Average
------------------------------------------------------------------------------
6 months                                    17.62%       -10.26%
------------------------------------------------------------------------------
1 year                                      35.01          0.92
------------------------------------------------------------------------------
5 years                                    166.86         82.23
Annual average                              21.69         12.30
------------------------------------------------------------------------------
10 years                                   422.46        166.78
Annual average                              17.98          9.70
------------------------------------------------------------------------------
Life of fund                              1506.40        611.20
Annual average                              17.11         11.80
------------------------------------------------------------------------------
Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 2/28/98

                               Class A      Class B      Class M
------------------------------------------------------------------------------
Distributions (number)            1           1            1
------------------------------------------------------------------------------
Income                         $0.208      $0.072       $0.137
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long term                       1.114       1.114        1.114
------------------------------------------------------------------------------
Short term                      0.253       0.253        0.253
------------------------------------------------------------------------------
  Total                        $1.575      $1.439       $1.504
------------------------------------------------------------------------------
Share value:                 NAV     POP      NAV     NAV     POP
------------------------------------------------------------------------------
8/31/97                   $22.13  $23.48   $21.77   $21.99  $22.79
------------------------------------------------------------------------------
2/28/98                    20.35   21.59    20.06    20.23   20.96
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 3/31/98
(most recent calendar quarter)

                          Class A         Class B         Class M
(inception date)         (7/24/80)       (2/1/94)        (7/3/95)
                        NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months              -1.45%  -7.14%  -1.84%  -6.40%  -1.72%  -5.15%
------------------------------------------------------------------------------
1 year                21.29   14.30   20.39   15.39   20.69   16.44
------------------------------------------------------------------------------
5 years               80.40   70.01   73.78   71.78   76.01   69.87
Annual average        12.52   11.20   11.69   11.43   11.97   11.18
------------------------------------------------------------------------------
10 years             212.47  194.61  188.31  188.31  195.61  185.22
Annual average        12.07   11.41   11.17   11.17   11.45   11.05
------------------------------------------------------------------------------
Life of fund         272.14  250.69  219.56  219.56  234.24  222.64
Annual average         7.72    7.35    6.79    6.79    7.06    6.85
------------------------------------------------------------------------------

All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lipper Natural Resources Average* is composed of funds that invest more than 65% of their equity holdings in the natural resources industries.

Standard & Poor's 500 Index* is an index of common stocks frequently used as a general measure of stock market performance.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Portfolio of investments owned
February 28, 1998 (Unaudited)


COMMON STOCKS (97.9%) *
NUMBER OF SHARES VALUE

Aluminum (2.4%)
------------------------------------------------------------------------------------------------------------
         40,000  Alumax, Inc. +                                                               $    1,482,500
         74,000  Aluminum Co. of America                                                           5,429,750
         35,000  Reynolds Metal Co.                                                                2,180,938
                                                                                              --------------
                                                                                                   9,093,188

Chemicals (9.5%)
------------------------------------------------------------------------------------------------------------
        195,500  du Pont (E.I.) de Nemours & Co., Ltd.                                            11,986,594
         69,000  Eastman Chemical Co.                                                              4,519,500
         30,000  Georgia Gulf Corp.                                                                  988,125
         36,014  Lyondell Petrochemical Co.                                                          981,382
         50,000  Olin Corp.                                                                        2,290,625
        124,000  PPG Industries, Inc.                                                              8,036,750
         31,000  Rohm & Haas Co.                                                                   3,160,063
         32,000  Union Carbide Corp.                                                               1,486,000
         48,000  Witco Chemical Corp.                                                              1,911,000
                                                                                              --------------
                                                                                                  35,360,039

Conglomerates  (0.7%)
------------------------------------------------------------------------------------------------------------
         30,000  Minnesota Mining & Manufacturing Co.                                              2,559,375

Consumer Products (0.3%)
------------------------------------------------------------------------------------------------------------
         20,000  Kimberly-Clark Corp.                                                              1,113,750

Containers (0.8%)
------------------------------------------------------------------------------------------------------------
         47,200  Temple Inland, Inc.                                                               2,814,300

Electric Utilities (0.8%)
------------------------------------------------------------------------------------------------------------
         54,726  Duke Power Co.                                                                    3,040,713

Gas Pipelines (7.4%)
------------------------------------------------------------------------------------------------------------
        123,000  Coastal Corp.                                                                     7,825,875
         28,000  Columbia Gas System, Inc.                                                         2,136,750
         37,185  El Paso Natural Gas Co.                                                           2,468,154
        165,000  Enron Corp.                                                                       7,755,000
         77,000  Sonat, Inc.                                                                       3,320,625
        123,000  Williams Cos., Inc.                                                               4,020,563
                                                                                              --------------
                                                                                                  27,526,967
Gas Utilities (2.0%)
------------------------------------------------------------------------------------------------------------
         31,000  Consolidated Natural Gas Co.                                                      1,782,500
         70,000  K N Energy, Inc.                                                                  3,635,625
         55,000  Pacific Enterprises                                                               1,997,188
                                                                                              --------------
                                                                                                   7,415,313

Machinery (1.6%)
------------------------------------------------------------------------------------------------------------
         36,600  Caterpillar, Inc.                                                                 1,999,275
         67,000  Deere (John) & Co.                                                                3,760,375
                                                                                              --------------
                                                                                                   5,759,650

Metals and Mining (10.0%)
------------------------------------------------------------------------------------------------------------
        515,000  Barrick Gold Corp.                                                                9,945,938
         86,000  Euro Nevada Mining Corp.                                                          1,314,292
        199,374  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                  2,866,001
         99,000  Newmont Gold Co.                                                                  2,895,750
         58,050  Newmont Mining Corp.                                                              1,679,822
         40,000  Phelps Dodge Corp.                                                                2,540,000
        553,000  Placer Dome, Inc. (Canada)                                                        7,119,875
        436,000  Rio Tinto PLC (United Kingdom) +                                                  5,880,489
         60,000  RMI Titanium Co. +                                                                1,425,000
         46,000  Titanium Metals Corp. +                                                           1,385,750
                                                                                              --------------
                                                                                                  37,052,917

Oil and Gas (30.4%)
------------------------------------------------------------------------------------------------------------
        144,200  Amoco Corp.                                                                      12,257,000
         37,000  Anadarko Petroleum Corp.                                                          2,386,500
        173,000  Atlantic Richfield Co.                                                           13,450,750
         51,761  British Petroleum Co., PLC ADR (United Kingdom)                                   4,279,981
         88,500  Burlington Resources, Inc.                                                        3,960,375
         45,300  Chevron Corp.                                                                     3,674,963
         68,300  Elf Aquitane ADR (France)                                                         3,905,906
         46,400  Ente Nazionale Idrocarburi S.P.A. (ENI) ADR (Italy)                               2,726,000
        158,400  Exxon Corp.                                                                      10,117,800
        107,000  Kerr-McGee Corp.                                                                  7,235,875
        184,800  Mobil Corp.                                                                      13,386,450
         40,000  NGC Corp.                                                                           620,000
        249,000  Occidental Petroleum Corp.                                                        6,365,063
         47,000  Pennzoil Co.                                                                      3,146,063
        196,000  Royal Dutch Petroleum Co. (NY Registered) (Netherlands)                          10,645,250
         36,000  Total Corp. ADR (France)                                                          1,991,250
         60,000  Unocal Corp.                                                                      2,261,250
        182,000  USX-Marathon Group Inc.                                                           6,290,375
         66,300  Western Gas Resources, Inc.                                                       1,135,388
         95,000  YPF S.A. ADR (Argentina)                                                          3,004,375
                                                                                              --------------
                                                                                                 112,840,614

Oil and Gas Exploration and Production (3.2%)
------------------------------------------------------------------------------------------------------------
         73,000  Apache Corp.                                                                      2,482,000
         60,000  Mitchell Energy & Development Corp. Class B                                       1,646,250
         64,000  Noble Affiliates, Inc.                                                            2,496,000
        230,326  Union Pacific Resources Group Inc.                                                5,153,544
                                                                                              --------------
                                                                                                  11,777,794
Oil Services (13.0%)
------------------------------------------------------------------------------------------------------------
        194,000  Baker Hughes, Inc.                                                                7,941,875
         87,200  BJ Services Co. +                                                                 2,997,500
         42,000  Diamond Offshore Drilling, Inc.                                                   1,903,125
        139,000  Halliburton Co.                                                                   6,463,500
        189,000  Schlumberger Ltd.                                                                14,245,875
         40,000  Smith International, Inc. +                                                       2,130,000
         45,000  Transocean Offshore, Inc.                                                         1,935,000
        100,000  Varco International, Inc. +                                                       2,487,500
         53,000  Weatherford Enterra, Inc. +                                                       1,835,125
         80,000  Western Atlas, Inc. +                                                             6,075,000
                                                                                              --------------
                                                                                                  48,014,500

Paper and Forest Products (6.7%)
------------------------------------------------------------------------------------------------------------
         29,600  Boise Cascade Corp.                                                                 986,050
         46,000  Champion International Corp.                                                      2,348,875
         29,875  Fort James Corp.                                                                  1,355,578
         60,000  Georgia Pacific Corp.                                                             2,445,000
        131,700  International Paper Co.                                                           6,140,513
        100,600  Mead Corp.                                                                        3,439,263
         21,900  Union Camp Corp.                                                                  1,308,525
         94,200  Weyerhaeuser Co.                                                                  4,704,113
         54,000  Willamette Industries, Inc.                                                       1,994,625
                                                                                              --------------
                                                                                                  24,722,542

Railroads (4.2%)
------------------------------------------------------------------------------------------------------------
         62,433  Burlington Northern Santa Fe Corp.                                                6,219,888
         35,000  CSX Corp.                                                                         1,957,813
        132,000  Norfolk Southern Corp.                                                            4,545,750
         57,100  Union Pacific Corp.                                                               2,912,100
                                                                                              --------------
                                                                                                  15,635,551

Refining and Marketing (1.9%)
------------------------------------------------------------------------------------------------------------
         34,098  Ashland, Inc.                                                                     1,898,832
         32,733  Sun Co., Inc.                                                                     1,307,274
        105,000  Tosco Corp.                                                                       3,898,125
                                                                                              --------------
                                                                                                   7,104,231

Steel (2.4%)
------------------------------------------------------------------------------------------------------------
         70,000  Birmingham Steel Corp.                                                            1,229,375
         50,000  Carpenter Technology Corp.                                                        2,365,625
         41,900  Ispat International NV (Canada) +                                                 1,031,788
         61,000  Nucor Corp.                                                                       3,141,500
         31,000  USX-U.S. Steel Group                                                              1,088,875
                                                                                              --------------
                                                                                                   8,857,163
Transportation (0.6%)
------------------------------------------------------------------------------------------------------------
         80,000  Avondale Industries, Inc. +                                                       2,300,000
                                                                                              --------------
                 Total Common Stocks (cost $302,055,856)                                      $  362,988,607

CONVERTIBLE PREFERRED STOCKS (0.5%) *(cost $3,037,961)
NUMBER OF SHARES VALUE
------------------------------------------------------------------------------------------------------------
         46,000  Amax Gold, Inc. Ser. B, $3.75 cv. pfd.                                        $   2,001,000

CONVERTIBLE BONDS AND NOTES (0.2%) *(cost $770,000)
PRINCIPAL AMOUNT VALUE
------------------------------------------------------------------------------------------------------------
       $770,000  Lomak Petroleum, Inc. 144A cv. sub. deb. 6s, 2007                             $     837,375
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $305,863,817) ***                                      $365,826,982
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $370,777,815.

*** The aggregate identified cost on a tax basis is $305,937,696, resulting in gross unrealized appreciation and depreciation of $73,365,311 and $13,476,025, respectively, or net unrealized appreciation of $59,889,286.

  + Non-income-producing security.

144A after the name of a security represents those exempt from registration under Rule 144A of the
Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
February 28, 1998 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $305,863,817) (Note 1)                                                $365,826,982
---------------------------------------------------------------------------------------------------
Dividends and other receivable                                                            1,085,839
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            7,839,223
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    2,888,260
---------------------------------------------------------------------------------------------------
Total assets                                                                            377,640,304

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                            898,535
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                         3,905
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          3,324,035
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                1,570,732
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                634,589
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   39,647
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               11,272
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,215
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      202,124
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                               120,754
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       55,681
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         6,862,489
---------------------------------------------------------------------------------------------------
Net assets                                                                             $370,777,815

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                        $301,052,562
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                618,578
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign transactions (Note 1)                                                         9,143,432
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                                    59,963,243
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $370,777,815

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($221,351,522 divided by 10,878,846 shares)                                                  $20.35
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $20.35)*                                      $21.59
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($141,390,873 divided by 7,049,906 shares)**                                                 $20.06
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($8,035,420 divided by 397,107 shares)                                                       $20.23
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $20.23)*                                      $20.96
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended February 28, 1998 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $30,041)                                             $  3,874,490
--------------------------------------------------------------------------------------------------
Interest                                                                                    75,108
--------------------------------------------------------------------------------------------------
Total investment income                                                                  3,949,598

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,345,876
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             334,986
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                           9,568
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,654
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      292,048
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      710,755
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       31,614
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     23,260
--------------------------------------------------------------------------------------------------
Registration fees                                                                            4,107
--------------------------------------------------------------------------------------------------
Auditing                                                                                    19,528
--------------------------------------------------------------------------------------------------
Legal                                                                                        2,782
--------------------------------------------------------------------------------------------------
Postage                                                                                     20,533
--------------------------------------------------------------------------------------------------
Other                                                                                       33,459
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,832,170
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (70,918)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,761,252
--------------------------------------------------------------------------------------------------
Net investment income                                                                    1,188,346
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        13,446,280
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Notes 1 and 3)                        (120,349)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the period                                                               196,729
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                           (18,983,104)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                 (5,460,444)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                  $ (4,272,098)
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                        February 28          August 31
                                                                                               1998*              1997
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $  1,188,346       $  3,262,560
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                    13,325,931         25,198,035
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments and assets
and liabilities in foreign currencies                                                   (18,786,375)        57,283,898
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                          (4,272,098)        85,744,493
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                              (2,239,396)        (1,593,014)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                (484,058)          (385,225)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (57,359)           (26,332)
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                             (14,717,567)       (11,629,001)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (9,190,367)        (5,843,416)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (572,336)          (248,026)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                        12,476,876         84,120,311
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                 (19,056,305)       150,139,790

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     389,834,120        239,694,330
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $618,578 and $2,211,045, respectively)                                        370,777,815        389,834,120
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                    February 28
operating performance         (Unaudited)                                      Year ended August 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $22.13           $18.03           $16.09           $14.73           $20.51           $17.57
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .10(d)           .25(d)           .28(d)           .29              .19              .23
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.30)            5.18             2.09             1.31            (2.37)            3.41
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               (.20)            5.43             2.37             1.60            (2.18)            3.64
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.21)            (.16)            (.34)            (.24)            (.19)            (.18)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (1.37)           (1.17)            (.09)              --            (2.91)            (.52)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments          --               --               --               --             (.50)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (1.58)           (1.33)            (.43)            (.24)           (3.60)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $20.35           $22.13           $18.03           $16.09           $14.73           $20.51
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           (.57)*          31.39            14.95            11.10            (9.67)           21.79
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $221,352         $239,539         $170,678         $135,330         $129,449         $133,585
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .59*            1.23             1.27             1.13             1.24             1.18
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            .45*            1.26             1.62             1.89             1.24             1.25
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             15.24*           39.25            47.71            42.75           189.83           170.54
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                     $.0484           $.0511           $.0547
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                             ended                                                      For the period
Per-share                              February 28                                                        Feb. 1, 1994+
operating performance                   (Unaudited)                   Year ended August 31                to August 31
-----------------------------------------------------------------------------------------------------------------------------
                                              1998             1997             1996             1995             1994
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                         $21.77           $17.81           $15.94           $14.65           $14.78
-----------------------------------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                          .02(d)           .10(d)           .15(d)           .16              .13(d)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                    (.29)            5.11             2.07             1.33             (.26)
-----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                         (.27)            5.21             2.22             1.49             (.13)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------
From net
investment income                             (.07)            (.08)            (.26)            (.20)              --
-----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               (1.37)           (1.17)            (.09)              --               --
-----------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                    --               --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                          (1.44)           (1.25)            (.35)            (.20)              --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                               $20.06           $21.77           $17.81           $15.94           $14.65
-----------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                    (.92)*           30.40            14.14            10.38            (.88)*
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $141,391         $142,442          $66,375          $29,916          $10,244
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                      .96*            1.98             2.04             1.87             1.11*
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                      .07*             .52              .85             1.20              .90*
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                       15.24*           39.25            47.71            42.75           189.83
-----------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                               $.0484           $.0511           $.0547
-----------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements.  Prior period ratios exclude these amounts. (Note 2)

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------
                                                    Six months
                                                         ended                                     For the period
Per-share                                           February 28                                      July 3, 1995+
operating performance                               (Unaudited)            Year ended August 31      to August 31
------------------------------------------------------------------------------------------------------------------------
                                                          1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                     $21.99           $17.97           $16.07           $15.59
------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------
Net investment income                                      .04(d)           .15(d)           .19(d)           .03
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                       (.30)            5.16             2.09              .45
------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                     (.26)            5.31             2.28              .48
------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------
From net
investment income                                         (.13)            (.12)            (.29)              --
------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                           (1.37)           (1.17)            (.09)              --
------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments                                --               --               --               --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (1.50)           (1.29)            (.38)              --
------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                           $20.23           $21.99           $17.97           $16.07
------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                 (.83)*          30.79            14.39             3.08*
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $8,035           $7,853           $2,641              $46
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                  .84*            1.73             1.85              .28*
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                  .20*             .77             1.07              .44*
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                   15.24*           39.25            47.71            42.75
------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                           $.0484           $.0511           $.0547
------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset and brokerage service arrangements.  Prior period ratios exclude these amounts. (Note 2)

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
February 28, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Natural Resources Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund continues to seek capital appreciation by investing primarily in the common stocks of companies in the energy and natural resource industries, but may also invest a portion of its assets in other industries and in fixed-income securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if not sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Market quotations are not considered to be readily available for some convertible securities; such investments are stated at fair value on the basis of valuations furnished by a pricing service approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended February 28, 1998, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At February 28, 1998, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended February 28, 1998, fund expenses were reduced by $70,918 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $780 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended February 28, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $52,742 and $2,911 from the sale of class A and class M shares, respectively and $131,139 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended February 28, 1998, Putnam Mutual Funds Corp., acting as underwriter received $27,185 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended February 28, 1998, purchases and sales of investment securities other than short-term investments aggregated $58,787,146 and $76,982,880, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At February 28, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                         Six months ended
                                        February 28, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       3,686,979      $78,841,961
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       784,042       15,186,898
------------------------------------------------------------
                                  4,471,021       94,028,859

Shares
repurchased                      (4,417,290)     (93,092,514)
------------------------------------------------------------
Net increase                         53,731         $936,345
------------------------------------------------------------

                                            Year ended
                                         August 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      12,910,287     $257,413,523
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       619,119       11,664,201
------------------------------------------------------------
                                 13,529,406      269,077,724

Shares
repurchased                     (12,171,985)    (243,305,067)
------------------------------------------------------------
Net increase                      1,357,421      $25,772,657
------------------------------------------------------------

                                          Six months ended
                                         February 28, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,300,798      $49,627,271
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       428,658        8,195,935
------------------------------------------------------------
                                  2,729,456       57,823,206

Shares
repurchased                      (2,222,847)     (47,207,197)
------------------------------------------------------------
Net increase                        506,609      $10,616,009
------------------------------------------------------------

                                            Year ended
                                         August 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      11,091,368     $217,130,354
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       289,947        5,401,714
------------------------------------------------------------
                                 11,381,315      222,532,068

Shares
repurchased                      (8,565,885)    (168,255,569)
------------------------------------------------------------
Net increase                      2,815,430      $54,276,499
------------------------------------------------------------

                                         Six months ended
                                         February 28, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         198,076       $4,340,527
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        31,199          601,498
------------------------------------------------------------
                                    229,275        4,942,025

Shares
repurchased                        (189,220)      (4,017,503)
------------------------------------------------------------
Net increase                         40,055         $924,522
------------------------------------------------------------

                                            Year ended
                                         August 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         512,227      $10,089,265
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        13,021          244,674
------------------------------------------------------------
                                    525,248       10,333,939

Shares
repurchased                        (315,154)      (6,262,784)
------------------------------------------------------------
Net increase                        210,094       $4,071,155
------------------------------------------------------------

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Anthony I. Kreisel
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Natural Resources Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Putnam
Investments
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